INDEX                                                            EXHIBIT 5C
 TO
 FINANCIAL STATEMENTS                                                Page
                                                                    Number

 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

 Consolidated Balance Sheets - Per Books and Pro Forma
   as of September 30, 1996                                          3 - 4

 Consolidated Statement of Income for the Twelve Months Ended
   September 30, 1996                                                 5

 Consolidated Statement of Retained Earnings for the Twelve Months
   Ended September 30, 1996                                           6

 Statements of Long-Term Debt Outstanding as of September 30, 1996  7 - 10

 Statements of Preferred Stock Outstanding as of September 30, 1996   11


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 Balance Sheets - Per Books and Pro Forma as of September 30, 1996    12

 Statement of Income for the Twelve Months Ended September 30, 1996   13


 CSW ENERGY, INC.

 Balance Sheets - Per Books and Pro Forma as of September 30, 1996    14

 Statement of Income for the Twelve Months Ended September 30, 1996   15

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1996                                                 16


CSW DEVELOPMENT-I, INC.

 Balance Sheets - Per Books and Pro Forma as of September 30, 1996    17

 Statement of Income for the Twelve Months Ended September 30, 1996   18

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1996                                                 19


CSW ORANGE II, INC.

 Balance Sheets - Per Books and Pro Forma as of September 30, 1996    20


CSW ORANGE, INC.

 Balance Sheets - Per Books and Pro Forma as of September 30, 1996    21

 Statement of Income for the Twelve Months Ended September 30, 1996   22

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1996                                                 23


CSW COGENERATION G.P. II, INC.

 Balance Sheets - Per Books and Pro Forma as of September 30, 1996    24

 INDEX
 TO
 FINANCIAL STATEMENTS
                                                                     Page
 (CONTINUED)                                                        Number


CSW COGENERATION G.P., INC.

 Balance Sheets - Per Books and Pro Forma as of September 30, 1996    25

 Statement of Income for the Twelve Months Ended September 30, 1996   26

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1996                                                 27


ORANGE COGENERATION L.P.

 Balance Sheets - Per Books and Pro Forma as of September 30, 1996    28

 Statement of Income for the Twelve Months Ended September 30, 1996   29

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1996                                                 30


ORANGE COGENERATION L.P. SUBSIDIARY

 Balance Sheets - Per Books and Pro Forma as of September 30, 1996    31


 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS                           32 - 33

 STATEMENT OF CHANGES                                                 34

 CAPITALIZATION RATIOS - Per books and Pro forma                      35

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------  -----------  --------
 ASSETS

 FIXED ASSETS
   Electric utility plant
     Production                                  $5,833               $5,833
     Transmission                                 1,521                1,521
     Distribution                                 4,040                4,040
     General                                      1,297                1,297
     Construction work in progress                  203                  203
     Nuclear fuel                                   175                  175
   Other Diversified                                 57                   57
                                               --------  --------   --------
                                                 13,126               13,126
   Less - Accumulated depreciation                4,820                4,820
                                               --------  --------   --------
                                                  8,306                8,306
                                               --------  --------   --------
 CURRENT ASSETS
   Cash and temporary cash investments              422        65        487
   Special Deposits                                  60                   60
   Accounts receivable                            1,216                1,216
   Materials and supplies, at average cost          179                  179
   Electric fuel inventory, substantially at
      average cost                                  111                  111
   Prepayments and other                            164                  164
                                               --------  --------   --------
                                                  2,152        65      2,217
                                               --------  --------   --------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred plant costs                             505                  505
   Mirror CWIP asset - net                          302                  302
   Other non-utility investments                    292       (53)       239
   Income tax related regulatory assets, net        239                  239
   Goodwill                                       1,374                1,374
   Other                                            422                  422
                                               --------  --------   --------
                                                  3,134       (53)     3,081
                                               --------  --------   --------
                                                $13,592       $12    $13,604
                                               ========  ========   ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------  -----------  --------
 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common Stock Equity -
     Common stock, $3.50 par value,
     authorized 350,000,000 shares;
     issued and outstanding 210,800,000 shares     $737                 $737
     Paid-in capital                                999                  999
     Retained earnings                            1,996                1,996
     Foreign currency translation adjustment         (3)                  (3)
                                               --------  --------   --------
     Total Common Stock Equity                    3,729                3,729

   Preferred stock
     Not subject to mandatory redemption            293                  293
     Subject to mandatory redemption                 32                   32
   Long-term debt                                 4,315                4,315
                                               --------  --------   --------
     Total Capitalization                         8,369                8,369
                                               --------  --------   --------
 CURRENT LIABILITIES
   Long-term debt/preferred stock
     due within twelve months                        65                   65
   Short-term debt                                  378                  378
   Short-term debt - CSW Credit                     809                  809
    Loan Notes                                       97                   97
   Accounts payable                                 457                  457
   Accrued taxes                                    451                  451
   Accrued interest                                  74                   74
   Other                                            175        12        187
                                               --------  --------   --------
                                                  2,506                2,518
                                               --------  --------   --------
 DEFERRED CREDITS
   Accumulated deferred income taxes              2,229                2,229
   Investment tax credits                           295                  295
   Other                                            193                  193
                                               --------  --------   --------
                                                  2,717                2,717
                                               --------  --------   --------
                                                $13,592       $12    $13,604
                                               ========  ========   ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)



 OPERATING REVENUES                              $4,806
                                               --------
 OPERATING EXPENSES AND TAXES
   Fuel and purchased power                       1,193
   United Kingdom Cost of Sales                   1,118
   Other operating                                  719
   Maintenance                                      154
   Depreciation and amortization                    454
   Taxes, other than income                         177
   Income taxes                                     233
                                               --------
                                                  4,048
                                               --------
 OPERATING INCOME                                   758
                                               --------

 OTHER INCOME AND DEDUCTIONS                        (45)
                                               --------
                                                    (45)

 INCOME BEFORE INTEREST CHARGES                     713
                                               --------
 INTEREST CHARGES
   Interest on long-term debt                       300
   Interest on short-term debt and other             99
                                               --------
                                                    399
                                               --------

 INCOME FROM CONTINUING OPERATIONS                  314

 DISCONTINUED OPERATIONS
   Income from discontinued operations, net
     of tax                                          23
   Gain on the sale of discontinued
     operations, net of tax                         113
                                               --------
                                                    136
                                               --------

 NET INCOME                                         450
   Preferred stock dividends                         18
                                               --------
 NET INCOME FOR COMMON STOCK                       $432
                                               ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)



 RETAINED EARNINGS AT SEPTEMBER 30, 1995         $1,914

 Add: Net income for common stock                   432
                                               --------
                                                  2,346

 Deduct: Common stock dividends                     348
                  Retained earnings adjustment        2
                                               --------
 RETAINED EARNINGS AT SEPTEMBER 30, 1996         $1,996
                                               ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)


 CENTRAL POWER AND LIGHT COMPANY
  First mortgage bonds -
 Series J, 6-5/8%, due January 1, 1998                        $28
 Series L, 7%, due February 1, 2001                            36
 Series T, 7-1/2%, due December 15, 2014                      112
 Series AA, 7-1/2%,  due March 1, 2020                         50
 Series BB, 6%, due  October 1, 1997                          200
 Series CC, 7-1/4%,  due October 1, 2004                      100
 Series DD, 7-1/8%,  due December 1, 1999                      25
 Series EE, 7-1/2%,  due December 1, 2002                     115
 Series FF, 6-7/8%,  due February 1, 2003                      50
 Series GG, 7-1/8%,  due February 1, 2008                      75
 Series HH, 6%, due  April 1, 2000                            100
 Series II, 7-1/2%,  due April 1, 2023                        100
 Series JJ, 7-1/2%,  due May 1, 1999                          100
 Series KK, 6-5/8%,  due July 1, 2005                         200

 Installment sales agreements -
   Pollution control bonds
     Series 1984, 7-7/8%, due September 15, 2014                6
     Series 1986, 7-7/8%, due December 1, 2016                 60
     Series 1993, 6%, due July 1, 2028                        120
     Series 1995, 6-1/10%, due July 1, 2028                   101
     Series 1995, variable, due November 1, 2015               41
 Unamortized discount                                          (6)
 Unamortized costs of reacquired debt                         (91)
                                                         --------
                                                           $1,522
                                                         --------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)



 PUBLIC SERVICE COMPANY OF OKLAHOMA
 First mortgage bonds -
   Series K, 7-1/4%, due January 1, 1999                      $25
   Series L, 7-3/8%, due March 1, 2002                         30
   Series S, 7-1/4%, due July 1, 2003                          65
   Series T, 7-3/8%, due December 1, 2004                      50
   Series U, 6-1/4%, due April 1, 2003                         35
   Series V, 7-3/8%, due April 1, 2023                        100
   Series W, 6-1/2%, due June 1, 2005                          50
 Long-term note
   Series A-1, 5.89%, due December 15, 2000                    10
   Series A-2, 5.91%, due March 1, 2001                         6
   Series A-3, 6.02%, due March 1, 2001                         5
   Series A-4, 6.02%, due March 1, 2001                         9
   Series A-5, 6.43%, due March 30, 2000                       10
 Installment sales agreements -
   Pollution control bonds
     Series A, 5.9%, due December 1, 2007                      35
     Series 1984 7-7/8, due September 15, 2014                 12 *
 Unamortized discount                                          (4)
 Unamortized costs of reacquired debt                         (18)
                                                         --------
*   Rounded down from 12,660,000                             $420
                                                         --------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)

 SOUTHWESTERN ELECTRIC POWER COMPANY
 First mortgage bonds -
   Series V, 7-3/4%, due June 1, 2004                         $40
   Series W, 6-1/8%, due September 1, 1999                     40
   Series X, 7%, due September 1, 2007                         90
   Series Y, 6-5/8%, due February 1, 2003                      55
   Series Z, 7-1/4%, due July 1, 2023                          45
   Series  AA, 5-1/4%, due April 1, 2000                       45
   Series  BB, 6-7/8%, due October 1, 2025                     80
   1976 Series A, 6.2%, due November 1, 2006                    7
   1976 Series B, 6.2%, due November 1, 2006                    1
 Installment sales agreements -
   Pollution control bonds
     1978 Series A, 6%, due January 1, 2008                    14
     Series 1986, 8.2%, due July 1, 2014                       82
     1991 Series A, 8.2%, due August 1, 2011                   17
     1991 Series B, 6.9%, due November 1, 2004                 12
     Series 1992, 7.6%, due January 1, 2019                    54
 Bank loan, variable rate, due June 15, 2000                   50
 Railcar lease obligations                                     11
 Unamortized premium                                            1
 Unamortized costs of reacquired debt                         (44)
 Amount to be redeemed within one year                         (4)
                                                         --------
                                                             $596
                                                         --------
 WEST TEXAS UTILITIES COMPANY
 First mortgage bonds -
   Series P, 7-3/4%, due July 1, 2007                          25
   Series Q, 6-7/8%, due October 1, 2002                       35
   Series R, 7%, due October 1, 2004                           40
   Series S, 6-1/8%, due February 1, 2004                      40
   Series T, 7-1/2%, due April 1, 2000                         40
   Series U, 6-3/8%, due October 1, 2005                       80
 Installment sales agreement -
   Pollution control bonds
   Series 1984, 7-7/8%, due September 15, 2014                 44
 Unamortized discount and premium                              (1)
 Unamortized costs of reacquired debt                         (29)
                                                         --------
                                                             $274
                                                         --------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (millions)

CSW U.K. GROUP
 Long-term debt facility, floating rate, due 2001            $729
 Eurobond, 8-1/2%, due October 3, 2005                        156
 Eurobond, 8-7/8%, due September 27, 2006                     156
 Notes, 6.95%, due August 1, 2001    *                        202
 Notes, 7.45%, due August 1, 2006    *                        202
 Unamortized discount and premium                              (2)
                                                         --------
                                                           $1,443
                                                         --------

     *  The $202 million amounts result from a U.S.
        dollar to British pound cross currency swamp and the subsequent translation of those pounds back into U.S. dollars for U.S. reporting purposes.

 CENTRAL AND SOUTH WEST SERVICES, INC.
   Term loan facility, Variable rate, due
     December 1, 2001                                          60
                                                         --------
                                                              $60
                                                         --------
   TOTAL CONSOLIDATED                                      $4,315
                                                         ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF PREFERRED STOCK OUTSTANDING
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)


 NOT SUBJECT TO MANDATORY REDEMPTION

 CENTRAL POWER AND LIGHT COMPANY
   4.00% Series,   100,000 shares                             $10
   4.20% Series,    75,000 shares                               7
   7.12% Series,   260,000 shares                              26
   8.72% Series,   500,000 shares                              50
   Auction Money Market,   750,000 shares                      75
   Auction Series A,  425,000 shares                           43
   Auction Series B,  425,000 shares                           43
   Issuance expense                                            (3)
                                                         --------
                                                             $251
                                                         --------
 PUBLIC SERVICE COMPANY OF OKLAHOMA

   4.00% Series,    97,900 shares                             $10
   4.24% Series,   100,000 shares                              10
                                                         --------
                                                              $20
                                                         --------
 SOUTHWESTERN ELECTRIC POWER COMPANY

   5.00% Series,    75,000 shares                              $8
   4.65% Series,    25,000 shares                               2
   4.28% Series,    60,000 shares                               6
                                                         --------
                                                              $16
                                                         --------
 WEST TEXAS UTILITIES COMPANY
   4.40% Series,    60,000 shares                               6
                                                         --------
 Total Consolidated                                          $293
                                                         ========
 SUBJECT TO MANDATORY REDEMPTION

   SOUTHWESTERN ELECTRIC POWER COMPANY
     6.95% Series, 352,000 shares                             $34
     Amount to be redeemed within one year                     (2)
                                                         --------
     Total Consolidated                                       $32
                                                         ========

 CENTRAL AND SOUTH WEST CORPORATION

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------  -----------  --------
 ASSETS

 FIXED ASSETS
   Electric utility plant
     General                                         $4                   $4
   Less - Accumulated depreciation                   (1)                  (1)
                                               --------  --------   --------
 NET PLANT                                            3                    3

 INVESTMENTS IN COMMON STOCK
   OF SUBSIDIARY COMPANIES (at equity)            3,914                3,914
                                               --------  --------   --------

 CURRENT ASSETS
   Cash and temporary cash investments                5        65         70
   Advances to affiliates                           208                  208
   Accounts receivable - Affiliated                 162       (65)        97
   Prepayments and other                              8                    8
                                               --------  --------   --------
                                                    383                  383
                                               --------  --------   --------
 DEFERRED CHARGES AND OTHER ASSETS                   58                   58
                                               --------  --------   --------
                                                 $4,358        $0     $4,358
                                               ========  ========   ========

 CAPITALIZATION
  Common Stock Equity -
   Common stock, $3.50 par value;
     authorized 350,000,000 shares;
     issued and outstanding 210,800,000 shares     $737                 $737
   Paid-in capital                                  999                  999
   Retained earnings                              1,996                1,996
                                               --------  --------   --------
      Total Common Stock Equity                   3,732                3,732
                                               --------  --------   --------

   Long-term debt                                     0                    0
                                               --------  --------   --------
     Total Capitalization                         3,732                3,732
                                               --------  --------   --------

 CURRENT LIABILITIES
   Short-term debt                                  378                  378
   Accounts payable and other                       214                  214
                                               --------  --------   --------
                                                    592                  592
                                               --------  --------   --------
 DEFERRED CREDITS                                    34                   34
                                               --------  --------   --------
                                                 $4,358        $0     $4,358
                                               ========  ========   ========

 CENTRAL AND SOUTH WEST CORPORATION

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Millions)


 INCOME

   Equity in earnings of subsidiaries
     Central Power and Light Company                         $152
     Public Service Company of Oklahoma                        35
     Southwestern Electric Power Company                       73
     West Texas Utilities Company                              17
     SEEBOARD plc                                              62
     Transok, Inc.                                             22
     CSW Credit, Inc.                                           8
     CSW Energy, Inc.                                          (9)
     CSW Leasing, Inc.                                          1
     CSW International, Inc.                                   (4)
     CSW Communications, Inc.                                  (3)
     Enershop Inc.                                             (1)
     Central and South West Services, Inc.                      0
   Other Income                                                53
                                                         --------
                                                             $406
                                                         --------
 EXPENSES AND TAXES

    General and administrative expenses                        32
    Interest expense                                           59
    Federal income taxes                                       (4)
                                                         --------
                                                               87
                                                         --------
 DISCONTINUED OPERATIONS
    Gain on sale of discontinued operations, net of tax       113
                                                         --------

 NET INCOME                                                  $432
                                                         ========

 CSW ENERGY, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)

                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------  -----------  --------
ASSETS

            Accounts receivable                  $2,070                $2,070
            Other Current Assets                  8,498                 8,498
            Equity Investments                  189,536               189,536
            Notes Receivable                      1,605                 1,605
            Deferred Charges and Other           34,918                34,918
                                               --------   --------   --------
            TOTAL                              $236,627         $0   $236,627
                                               ========   ========   ========

LIABILITIES AND EQUITY

LIABILITIES

            Accounts Payable and Other          $47,539               $47,539
            Borrowings from CSW Corp.            83,578    (65,000)    18,578
            Notes Payable                                   65,000     65,000
            Other Liabilities                     5,237                 5,237
            Accumulated Deferred Income Taxes    36,625                36,625
                                               --------   --------   --------
                                                172,979          0    172,979
                                               --------   --------   --------
EQUITY

            Common Stock                              1                     1
            Paid-In Capital                      70,728                70,728
            Retained Earnings                    (7,081)               (7,081)
                                               --------   --------   --------
                                                 63,648          0     63,648
                                               --------   --------   --------
            TOTAL                              $236,627         $0   $236,627
                                               ========   ========   ========

 CSW ENERGY, INC.

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)


Income:

            Income from Equity Investments                $15,538
            Interest Income                                 1,588
            Misc. Income                                    3,865
                                                         --------
Total Income                                               20,991
                                                         --------

Expenses:

            Depreciation and Amortization                   3,218
            Outside Services                                4,397
            Expenses Transferred Out                       (2,994)
            Interest Expense                                8,553
            General and Administrative Expense             23,335
                                                         --------
Total Expenses                                             36,509
                                                         --------
Income Tax Benefit                                         (6,032)
                                                         --------
Net Income/(Loss)                                         ($9,486)
                                                         ========

 CSW ENERGY, INC.

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)


RETAINED EARNINGS AT SEPTEMBER 30, 1995                    $2,405

Add:  Net Income                                           (9,486)
                                                         --------
RETAINED EARNINGS AT SEPTEMBER 30, 1996                   ($7,081)
                                                         ========

 CSW DEVELOPMENT-I, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)

                                                  Per     Pro Forma     Pro
                                                 Books   Adjustments   Forma
                                               --------  -----------  --------
ASSETS
            Accounts receivable                  $1,887                 $1,887
            Equity Investments                   93,298      (53,151)   40,147
            Notes Receivable                      5,190       65,000    70,190
            Deferred Charges and Other            3,865                  3,865
                                               --------     --------  --------
            TOTAL                              $104,240      $11,849  $116,089
                                               ========     ========  ========

LIABILITIES AND EQUITY

LIABILITIES

            Accounts Payable and Other           $1,847                 $1,847
            Notes Payable                         3,443       11,849    15,292
            Accumulated Deferred Income Taxes    10,754                 10,754
            Federal Income Taxes                 (4,102)                (4,102)
                                               --------     --------  --------
                                                 11,942       11,849    23,791
                                               --------     --------  --------
EQUITY

            Common Stock                              1                      1
            Paid-In Capital                      96,236            0    96,236
            Retained Earnings                    (3,939)                (3,939)
                                               --------     --------  --------
                                                 92,298            0    92,298
                                               --------     --------  --------
            TOTAL                              $104,240      $11,849  $116,089
                                               ========     ========  ========

 CSW DEVELOPMENT-I, INC.

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)


Income:

            Income from Equity Investments                   $638
            Interest Income                                 1,370
            Misc. Income                                    2,234
                                                         --------
Total Income                                                4,242
                                                         --------

Expenses:

            Outside Services                                   24
            Expenses Transferred Out                          (27)
            Interest Expense                                2,156
            General and Administrative Expense              8,721
                                                         --------
Total Expenses                                             10,874
                                                         --------
Income Tax Benefit                                         (2,579)
                                                         --------
Net Income/(Loss)                                         ($4,053)
                                                         ========

 CSW DEVELOPMENT-I, INC.

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)


RETAINED EARNINGS AT SEPTEMBER 30, 1995                      $114

Add:  Net Income                                           (4,053)
                                                         --------
RETAINED EARNINGS AT SEPTEMBER 30, 1996                   ($3,939)
                                                         ========

 CSW ORANGE II, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)

                                                  Per     Pro Forma     Pro
                                                 Books   Adjustments   Forma
                                               --------  -----------  --------
ASSETS
            Accounts receivable                  $1,998                 $1,998
            Equity Investments                   53,151      (53,151)        0
            Notes Receivable                        122       11,849    11,971
                                               --------     --------  --------
            TOTAL                               $55,271     ($41,302)  $13,969
                                               ========     ========  ========

LIABILITIES AND EQUITY

LIABILITIES

            Accounts Payable and Other           $1,998                 $1,998
            Notes Payable                           122       11,849    11,971
                                               --------     --------  --------
                                                  2,120       11,849    13,969
                                               --------     --------  --------
EQUITY

            Paid-In Capital                      53,151      (53,151)        0
                                               --------     --------  --------
            TOTAL                               $55,271     ($41,302)  $13,969
                                               ========     ========  ========

 CSW ORANGE, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)

                                                  Per     Pro Forma     Pro
                                                 Books   Adjustments   Forma
                                               --------  -----------  --------
ASSETS
            Accounts receivable                  $2,271                 $2,271
            Equity Investments                   55,485      (65,000)   (9,515)
            Notes Receivable                        476       11,849    12,325
                                               --------     --------  --------
            TOTAL                               $58,232     ($53,151)   $5,081
                                               ========     ========  ========

LIABILITIES AND EQUITY

LIABILITIES

            Notes Payable                          $122                   $122
            Accumulated Deferred Income Taxes     2,230                  2,230
                                               --------     --------  --------
                                                  2,352            0     2,352
                                               --------     --------  --------
EQUITY

            Paid-In Capital                      53,151      (53,151)        0
            Retained Earnings                     2,729                  2,729
                                               --------     --------  --------
                                                 55,880      (53,151)    2,729
                                               --------     --------  --------
            TOTAL                               $58,232     ($53,151)   $5,081
                                               ========     ========  ========

 CSW ORANGE, INC.

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)


Income:

            Income from Equity Investments                 $4,272
            Interest Income                                    87
                                                         --------
Total Income                                                4,359
                                                         --------

Expenses:

            Outside Services                                   64
            Expenses Transferred Out                         (381)
            General and Administrative Expense                302
                                                         --------
Total Expenses                                                (15)
                                                         --------
Income Tax Expense                                          1,706
                                                         --------
Net Income/(Loss)                                          $2,668
                                                         ========

 CSW ORANGE, INC.

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)


RETAINED EARNINGS AT SEPTEMBER 30, 1995                       $61

Add:  Net Income                                            2,668
                                                         --------
RETAINED EARNINGS AT SEPTEMBER 30, 1996                    $2,729
                                                         ========

 ORANGE COGENERATION G.P. II, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)

                                                  Per     Pro Forma     Pro
                                                 Books   Adjustments   Forma
                                               --------  -----------  --------
ASSETS

Equity Investment                                    $1           $0        $1
                                               ========     ========  ========


LIABILITIES & EQUITY

Paid-In Capital                                      $1           $0        $1
                                               ========     ========  ========

 ORANGE COGENERATION G.P., INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)

                                                  Per     Pro Forma     Pro
                                                 Books   Adjustments   Forma
                                               --------  -----------  --------
ASSETS

Cash                                                $74                    $74
Equity Investment                                    44                     44
                                               --------     --------  --------
            TOTAL                                  $118           $0      $118
                                               ========     ========  ========

LIABILITIES & EQUITY

Accounts Payable & Other                          ($112)                 ($112)
Partners' Capital                                   230            0       230
                                               --------     --------  --------
            TOTAL                                  $118           $0      $118
                                               ========     ========  ========

 ORANGE COGENERATION G.P., INC.

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)


Income:

            Income from Equity Investments                    $75
            Interest Income                                    10
            Misc. Income                                      412
                                                         --------
Total Income                                                  497
                                                         --------

Expenses:

            Outside Services                                   42
            General and Administrative Expense                227
                                                         --------
Total Expenses                                                269
                                                         --------
Net Income/(Loss)                                            $228
                                                         ========

 ORANGE COGENERATION G.P., INC.

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)


PARTNER'S CAPITAL AT SEPTEMBER 30, 1995                        $2

Add:  Net Income                                              228
                                                         --------
PARTNER'S CAPITAL  AT SEPTEMBER 30, 1996                     $230
                                                         ========

 ORANGE COGENERATION L.P.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)

                                                  Per     Pro Forma     Pro
                                                 Books   Adjustments   Forma
                                               --------  -----------  --------
ASSETS
            Cash & Equivalents                  $11,176          ($1)  $11,175
            Investment In Subsidiary                               1         1
            Accounts Receivable                   3,015                  3,015
            Other Current Assets                    485                    485
            Plant & Equipment                    94,147                 94,147
            Project Development                   9,509                  9,509
            Accumulated Depreciation             (3,339)                (3,339)
            Inventory                               984                    984
            Work In Process                         571                    571
                                               --------     --------  --------
            TOTAL                              $116,548           $0  $116,548
                                               ========     ========  ========

LIABILITIES AND EQUITY

LIABILITIES

            Accounts Payable and Other           $3,027                 $3,027
            Accrued Liabilities                   2,635                  2,635
            Notes Payable                             0      130,000   130,000
                                               --------     --------  --------
                                                  5,662      130,000   135,662
                                               --------     --------  --------
Partners Capital

            Partners Capital                    103,540     (130,000)  (26,460)
            Current Earnings                      7,346                  7,346
                                               --------     --------  --------
                                                110,886     (130,000)  (19,114)
                                               --------     --------  --------
            TOTAL                              $116,548           $0  $116,548
                                               ========     ========  ========

 ORANGE COGENERATION L.P.

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)


Income:

            Operating Revenue                             $30,281


Operating Expenses:

            Fuel & Fuel Transportation                     12,933
            Operating, Maintenance & Supplies               3,692
            Depreciation & Amortization                     2,355
            General and Administrative Expense              1,992
                                                         --------
Total Expenses                                             20,972
                                                         --------
Other Income/(Expense)
            Interest Income & Other                           343
            Interest Expense                               (1,020)
                                                         --------
Net Income/(Loss)                                          $8,632
                                                         ========

 ORANGE COGENERATION L.P.

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)


BALANCE OF PARTNER'S CAPITAL  AT SEPTEMBER 30, 1995          $205

Add:  Net Income (Through September 1996)                   8,632
Add: Contributions                                        106,170
Subtract: Distributions                                    (4,121)
                                                         --------
BALANCE OF PARTNER'S CAPITAL  AT SEPTEMBER 30, 1996      $110,886
                                                         ========

 ORANGE COGENERATION L.P. SUBSIDIARY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)

                                                  Per     Pro Forma     Pro
                                                 Books   Adjustments   Forma
                                               --------  -----------  --------
ASSETS

Cash                                                              $1        $1
Notes Receivable - Orange LP                                 130,000   130,000
Equity Investment                                                            0
                                               --------     --------  --------
            TOTAL                                    $0     $130,001  $130,001
                                               ========     ========  ========

LIABILITIES & EQUITY

Bonds Payable                                               $130,000  $130,000
Paid in Capital                                                    1         1
                                               --------     --------  --------
            TOTAL                                    $0     $130,001  $130,001
                                               ========     ========  ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS
 SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)
                                                                DR         CR
                                                             --------   --------
 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

     Cash and temporary cash investments                      65,000
              Other non-utility investments                              53,151
              Other current liabilities                                  11,849
     To record the reduction in equity investment resulting from the transaction

 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

     Cash and temporary cash investments                      65,000
              Accounts receivable - Affiliated                           65,000
     To record the receipt of cash resulting from the transaction

 CSW ENERGY, INC.

     Cash                                                     65,000
              Borrowings from CSW Corp.                                  65,000

     Notes Payable                                            65,000
              Cash                                                       65,000

     To record the affects of the transaction at CSW Energy

 CSW DEVELOPMENT-I, INC.

     Cash                                                     65,000
              Equity Investments                                         53,151
              Notes Payable                                              11,849

     Notes Receivable                                         65,000
              Cash                                                       65,000

     To record the affects of the transaction at CSW
       Development-I, Inc.

 CSW ORANGE II, INC.

     Cash                                                     65,000
              Equity Investments                                         53,151
              Notes Payable                                              11,849

     Paid-In Capital                                          53,151
     Notes Receivable                                         11,849
              Cash                                                       65,000

     To record the affects of the transaction at CSW
       Orange II, Inc.

 CSW ORANGE, INC.

     Cash                                                     65,000
              Equity Investments                                         65,000

     Paid-In Capital                                          53,151
     Notes Receivable                                         11,849
              Cash                                                       65,000

     To record the affects of the transaction at CSW
       Orange, Inc.

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS
 SEPTEMBER 30, 1996
 UNAUDITED
 (Thousands)

 (CONTINUED)

 ORANGE COGENERATION L.P.

     Investment In Subsidiary                                      1
              Cash                                                            1

     Cash                                                    130,000
              Notes Payable                                             130,000

     Partners Capital (Tenneco)                               65,000
     Partners Capital (CSW Orange)                            65,000
              Cash                                                      130,000

     To record the affects of the transaction at Orange
       Cogeneration L.P.

 ORANGE COGENERATION L.P. SUBSIDIARY

     Cash                                                          1
              Paid in Capital                                                 1

     Cash                                                    130,000
              Bonds Payable                                             130,000

     Notes Receivable - Orange LP                            130,000
              Cash                                                      130,000

     To record the affects of the transaction at Orange
       Cogeneration L.P. Subsidiary

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 STATEMENT OF CHANGES

      There have been no significant changes in the financial statements of Central and South West Corporation and subsidiary companies subsequent to September 30, 1996, other than in the ordinary course of business. See CSW Combined Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 CAPITALIZATION RATIOS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1996
                                              Common
                                               Stock    Preferred  Long-term
                                               Equity     Stock      Debt
                                              --------  --------   --------

 Central and South West Corporation
   and Subsidiary Companies
   (Consolidated) Per books                     44.6%      3.9%      51.6%

 Central and South West Corporation
   and Subsidiary Companies
   (Consolidated) Pro forma                     44.6%      3.9%      51.6%

 Central and South West Corporation (Corporate)
   Per books                                   100.0%      0.0%       0.0%

 Central and South West Corporation (Corporate)
   Pro forma                                   100.0%      0.0%       0.0%

CSW Energy, Inc.
   Per books                                    93.1%      0.0%       6.9%

CSW Energy, Inc.
   Pro forma                                    50.2%      0.0%      49.8%

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




      The notes to consolidated financial statements included in Central and South West Corporation's 1995 Annual Report on Form 10-K are hereby incorporated by reference and made a part of this report.



                                                          Page
                                                        Reference

 1995 Annual Report on Form 10-K                  pages 2-32 through 2-67